                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: March 17, 2003


                          CHASE CREDIT CARD OWNER TRUST

           Series 1999-3, Series 2000-1, Series 2000-2, Series 2000-3,
           Series 2001-1, Series 2001-2, Series 2001-3, Series 2001-4,
           Series 2001-5, Series 2001-6, Series 2002-1, Series 2002-2,
           Series 2002-3, Series 2002-4, Series 2002-5, Series 2002-6,
           Series 2002-7, Series 2002-8 and Series 2003-1
           -----------------------------------------------------------
                             (Issuer of securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         United States                 333-84400                  22-2382028
----------------------------   ------------------------      -------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)


           White Clay Center, Building 200, Newark, DE            19711
           -------------------------------------------        -------------
           (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

Item 5. Other Events:

         Chase Manhattan Bank USA, National Association is the registrant of a number of outstanding Series of Chase Credit Card Owner Trusts. Each Series of Chase Credit Card Owner Trusts issued multiple series of Asset Backed Notes under the related Indenture.

         On March 17, 2003, JPMorgan Chase Bank (f/k/a The Chase Manhattan
Bank), as Paying Agent, distributed monthly interest to the holders of the Notes of Series 1999-3, Series 2000-1, Series 2000-2, Series 2000-3, Series 2001-1,
Series 2001-2, Series 2001-3, Series 2001-4, Series 2001-5, Series 2001-6,
Series 2002-1, Series 2002-2, Series 2002-3, Series 2002-4, Series 2002-5,
Series 2002-6, Series 2002-7, Series 2002-8 and Series 2003-1. The Paying Agent furnished copies of the monthly reports for each of the above referenced Series to such holders including the information required by Section 7.3 of the related Indenture. Copies of the statements provided to the holders of the Notes are being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c). Exhibits

           Exhibits          Description
           --------          -----------

             20.1 Monthly Statements to Noteholders with respect to the March 17, 2003 distribution.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 18, 2003

                                      By: CHASE MANHATTAN BANK USA,
                                      NATIONAL ASSOCIATION
                                      as Administrator


                                      By:  /s/ Patricia M. Garvey
                                      -----------------------------------
                                      Name:  Patricia M. Garvey
                                      Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.            Description
---------------        -----------------
20.1                   Monthly Statements to Noteholders dated March 17, 2003